SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                            Date of Report (Date of earliest event reported)           August 23, 2009

ACTION FASHIONS, LTD.

(Exact name of registrant as specified in its charter)

Colorado	000-52413	20-4092640
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
P.O. Box 235472
Encinitas, CA 92024
(Address of principal executive offices)

(858) 229-8116
(Registrant’s Telephone Number)

_____________________________________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02                      Unregistered Sales of Equity Securities.

On August 23, 2009, the Company issued 42,500,000 shares of its common stock to Tarus Gold upon conversion of a $85,000 convertible note held by Tarus Gold at a conversion rate of $.002 per share.
The transaction was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933.

Item 5.01                      Changes in Control of Registrant.

On August 23, 2009, the Company issued 42,500,000 shares of its common stock to Tarus Gold upon conversion of a $85,000 convertible note held by Tarus Gold.  Tarus Gold is a privately held Nevada corporation solely owned by the Company’s sole officer and director, Paul D. Thompson.  On September 3, 2009, our majority shareholder, Phillip E. Koehnke, returned 129,025,000 shares of common stock to treasury in exchange for partial repayment of outstanding debt.  As of the date of this report, Tarus Gold 84% of the issued and outstanding common stock of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACTION FASHIONS, LTD.
/s/	Paul D. Thompson _________________________
By:	Paul D. Thompson
Its:	President